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                                                       Deutsche Asset Management

Treasury Money Fund Investment
Treasury Money Fund Institutional

Supplement dated July 31, 2002 to the Funds' Statement of Additional Information dated April 30, 2002

Effective July, 15, 2002, The following supplements the "Investment Policies" section of each Fund's Statement of Additional Information:

Under normal conditions the Treasury Money Fund invests at least 80% of its assets, determined at the time of purchase, in US Treasury obligations, either directly or through repurchase agreements. The Fund will notify its shareholders 60 days prior to a change in its investment policy.




                                                      A member of the
                                                      Deutsche Bank Group [LOGO]



               Please Retain This Supplement for Future Reference



BT Investment Funds
BT Institutional Funds
SUPPTMMKTSAI (07/02)
CUSIPs: 055922405
        055924203